SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                   FORM 8-K/A

                                (AMENDMENT NO. 1)

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): JUNE 14, 2004
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                        TASTY BAKING COMPANY ON BEHALF OF

                     TASTY BAKING COMPANY 401(K) THRIFT PLAN
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               (Exact Name of Registrant as Specified in Charter)


       PENNSYLVANIA                       1-5084                 23-1145880
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(State or Other Jurisdiction of         (Commission           (I.R.S. Employer
Incorporation or Organization)          File Number)         Identification No.)



2801 HUNTING PARK AVENUE, PHILADELPHIA, PENNSYLVANIA                    19129
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    (Address of Principal Executive Offices)                          (Zip Code)

       Registrant's telephone number, including area code: (215) 221-8500
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

Tasty Baking Company (the "Company") hereby amends its Current Report on Form 8-K, as originally filed with the Securities and Exchange Commission on June 18, 2004, to amend Item 4 and include Item 7 to read in its entirety as follows:

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
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(a)  Previous Independent Accountants

     On June 14, 2004, the Tasty Baking Company 401(k) Thrift Plan (the "Plan") dismissed PricewaterhouseCoopers LLP ("PwC") as its independent accountants. PwC was also dismissed as the independent accountants for the Tasty Baking Company Pension Plan and Tasty Baking Oxford, Inc. 401(k) Savings Plan. PwC will continue to act as the independent accountants with respect to the financial statements of Tasty Baking Company (the "Company"). This dismissal was approved by the Company's Audit Committee and the Thrift Plan Committee.

     The audit reports issued by PwC on the financial statements of the Plan for the fiscal years ended December 31, 2002 and 2001 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits of such financial statements as of and for the years ended December 31, 2002 and 2001, and for the interim period through June 13, 2004, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in its reports on the Plan's financial statements for such years; nor were there any reportable events as defined in Item 304(a)(1)(v) of Regulation S-K for such periods.

     The Company provided PwC with a copy of the disclosures contained herein. Attached as Exhibit 16.1 is a letter from PwC, dated June 25, 2004, confirming its agreement with these disclosures.

(b)  New Independent Accountants

     Effective June 14, 2004, the Plan engaged Mitchell & Titus, LLP to audit its financial statements as of and for the year ended December 31, 2003. The determination to engage Mitchell & Titus to audit the Plan's financial statements was made on June 14, 2004. The engagement of Mitchell & Titus relates only to the audit of the financial statements of the Plan and the other employee benefit plans described above and was approved by the Audit Committee and the Thrift Plan Committee.

     During the Plan's two most recent fiscal years ended December 31, 2002 and 2001, and for the interim period through June 13, 2004, neither the Plan nor any person acting on its behalf has consulted with Mitchell & Titus regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Plan's financial statements, and either a written report was provided to the Plan or oral advice was provided that Mitchell & Titus concluded was an important factor considered by the Plan in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions to Item 304) or that constituted a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K) with respect to the Plan's financial statements.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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     EXHIBIT NO.       DESCRIPTION
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       16.1 Letter from PwC to the Securities Exchange and Commission dated June 25, 2004.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TASTY BAKING COMPANY
                                       (Registrant)


Date:  June 28, 2004                   /s/ David S. Marberger
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                                       David S. Marberger
                                       Senior Vice President and Chief Financial
                                        Officer